PYXIS FUNDS II

Supplement dated November 5, 2012 to the Summary Prospectus for Pyxis Small-Cap Equity Fund

and the Pyxis Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary relating to Pyxis Small-Cap Equity Fund (the “Fund”), a series of Pyxis Funds II (the “Trust”), contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated and supplemented as noted above.

At a meeting held on September 13-14, 2012, the Trust’s Board of Trustees approved the termination of Champlain Investment Partners, LLC (“Champlain”) as a sub-adviser to the Fund. After the termination of Champlain, all of the Fund’s assets will be managed by Palisade Capital Management, L.L.C. (“Palisade”), which has served as a sub-adviser to the Fund since its inception in April of 2000 and will be the Fund’s sole remaining sub-adviser after the termination of Champlain.

As a result, effective November 1, 2012, all information and references regarding Palisade and Champlain are modified accordingly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.